SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____)

[_X_]	Filed by Registrant
[___]	Filed by a Party other than the Registrant

Check the appropriate box:
[___]	Preliminary Proxy Statement
[___]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_X_]	Definitive Proxy Statement
[___]	Definitive Additional Materials
[___]	Soliciting Material under Rule 14a-12

C/Funds Group, Inc. Name of the Registrant as Specified in Its Charter
____________________________________________________________ (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[_X_]	No fee required.
[___]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:
  __________________________________________________
  Aggregate number of securities to which transaction applies:
  __________________________________________________
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  __________________________________________________
  Proposed maximum aggregate value of transaction:
  __________________________________________________
  Total fee paid:
  __________________________________________________

[___]	Fee paid previously with preliminary materials.
[___]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

  Amount Previously Paid:
  __________________________________________________
  Form, Schedule or Registration Statement No.:
  __________________________________________________
  Filing Party:
  __________________________________________________
  Date Filed:
  __________________________________________________

C/FUND

Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux R. Scott Thompson James R. Woods R. G. "Kelly" Caldwell, Jr., President

March 27, 2008

Dear C/Fund Investor:

A short while ago, the Fund's Board of Directors approved a plan to liquidate the C/Fund ("Fund"), primarily because the Fund is of such a small size that it cannot operate efficiently. Enclosed you'll find the proxy materials needed to vote on this proposed liquidation, as well as more detailed information on the plan and our reasons for the liquidation.

YOUR VOTE IS VITAL IN THIS PROCESS, SO PLEASE BE SURE TO COMPLETE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

If you have any questions regarding the proxy, please contact a C/Funds representative at 1-800-338-9477. If we don't receive your vote, a C/Funds Group, Inc. representative may be contacting you by phone.

Please note that you do not have to wait for completion of the Fund's liquidation (scheduled for April 28, 2008) to redeem your shares. You can make your request at any time by simply calling a C/Funds representative at 1-800-338-9477.

We apologize for any inconvenience this may cause you, but we truly believe that in making this decision, we are acting with your best interests in mind.

BECAUSE YOU WERE A SHAREHOLDER AS OF THE MARCH 7, 2008 DATE OF RECORD, WE NEED TO RECEIVE YOUR VOTE:

  WHETHER OR NOT YOU REQUEST A REDEMPTION BEFORE LIQUIDATION,
  AND EVEN IF YOU HAVE ALREADY REDEEMED YOUR SHARES WHEN YOU RECEIVE THIS STATEMENT OF PROXY.

Sincerely,

/s/ Marcia DeVries

Marcia DeVries
Secretary

C/FUND
201 Center Road, Suite Two
Venice, Florida 34285

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 2008

A Special Meeting of Shareholders of the C/FUND (the "FUND") of C/FUNDS GROUP, INC. (the "COMPANY") will be held at the offices of the Fund's custodian, Caldwell Trust Company at 201 Center Road, Suite Two, Venice, Florida on April 21st, 2008 at 9:00 a.m. Eastern Standard Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

  To adopt a Plan of Complete Liquidation (the "Plan") providing for the liquidation of the Fund's assets and the distribution of all of the proceeds of such liquidation, which will be in cash, less an amount to be provided for debts and liabilities of the Fund, to the Shareholders of the Fund; and

  To transact such other business as may properly come before the Meeting.

Shareholders of record of the Fund at the close of business on March 7, 2008 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund, with the exception of fractional shares, is entitled to one vote.

By direction of the Board of Directors,

/s/ Marcia DeVries

Marcia DeVries
Secretary

Venice, Florida

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.

PROXY STATEMENT

C/FUND
201 Center Road, Suite Two
Venice, Florida 34285

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 2008

This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34285, on April 21, 2008, at 9:00 a.m. Eastern Standard Time, or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about March 27, 2008. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the President of the Company at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

Holders of record of the shares of beneficial interest of the Fund at the close of business on March 7, 2008 (the "Record Date") will be entitled to vote on each proposal presented at the Meeting. On the Record Date, there were 172,526 shares ("Shares") of the Fund outstanding. Each Share of the Fund, excepting fractional shares, is entitled to one vote.

A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SECURITY HOLDERS IS ENCLOSED.

PROPOSAL 1

TO ADOPT A PLAN OF COMPLETE LIQUIDATION ("PLAN") PROVIDING FOR THE LIQUIDATION OF THE FUND'S ASSETS, THE SATISFACTION OF ALL THE FUND'S OUTSTANDING OBLIGATIONS, AND DISTRIBUTION OF THE PROCEEDS OF SUCH LIQUIDATION

THE PROPOSED PLAN OF COMPLETE LIQUIDATION

By unanimous vote of the Board of Directors of the Company in a meeting held March 7, 2008, the Board approved a recommendation to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to such Plan.

The Fund is a series of the Company, which is organized as a corporation under Florida law. If the Plan is adopted by the Fund's shareholders, the Board and officers will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Florida law. Such action will include, among other things, distribution to the shareholders of the Fund's assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Fund's Advisor, Omnivest Research Corporation.

BACKGROUND OF AND REASON FOR THE PLAN

The Company and the Board of Directors believe that with net assets of approximately $3,048,132 at March 7, 2008, the Fund is too small to obtain efficiencies in investment operations. For this reason, it is believed that the Fund likely will not experience further material growth in assets in the foreseeable future.

Therefore, the Company has concluded that the Fund will not ultimately produce the benefits for Shareholders of a viable and competitive mutual fund. On March 7, 2008, after considering all the factors including those discussed above, the Board approved the Plan for submission to shareholders for adoption and directed the Company to cease offering Fund shares. Accordingly, the Company recommends that the Fund be liquidated.

As a part of the liquidation process, or prior to it, Shareholders of the Fund will be permitted to redeem their Fund Shares.

DESCRIPTION OF THE PLAN

The Plan will require the Fund to cease all business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets, and distributing the proceeds derived from the sale of the Fund's assets to shareholders in accordance with the provisions of the Plan. Nevertheless, the Plan permits the Fund to continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until the final distribution to shareholders is made.

The Plan directs the Fund to cause the liquidation of its assets to cash through the sale of its investments as soon as practicable, depending on market conditions and consistent with the terms of the Plan, and to pay all costs of liquidation of Fund assets, and all outstanding obligations, taxes, and other accrued or contingent liabilities. At this time, the Fund knows of no outstanding obligations, taxes or liabilities affecting its assets or share price. Should any be discovered, they will be borne by the Fund's Advisor, Omnivest Research Corporation. The Adviser will also bear any and all expenses of the Solicitation of Proxy, Special Meeting of Shareholders to vote on the Plan, and any other Shareholder communication conducted regarding that Proxy or Meeting. No payment of a Fund obligation or expense of proxy borne by the Advisor will be charged directly or indirectly to the Fund.

The Plan further requires the officers of the Company on behalf of the Fund to arrange for the distribution of the cash proceeds derived from the sale of the Fund's net assets to the shareholders on a pro rata basis. Such distribution shall be made to each shareholder by check prior to, or at the time of, the liquidation. If adopted by shareholders at the Special Meeting of Shareholders, the liquidation and distribution are expected to occur on or about April 28, 2008.

To receive redemptions as a part of the liquidation, Shareholders should complete and return the attached proceeds instruction card along with their completed proxy. Such redemptions will be processed only upon the liquidation of the Fund.

To receive redemptions prior to the liquidation, Shareholders should return the attached proxy but should not return the attached proceeds instruction card. Instead, they should call 1-800-383-9477 for information (or follow the instructions in the Fund's prospectus for redemptions by mail).

The officers of the Company on behalf of the Fund are authorized to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, and to execute, acknowledge and deliver any and all documents necessary to liquidate the net assets of the Fund and to otherwise carry out the Plan. The Board may terminate the Plan and abandon the liquidation, notwithstanding adoption by shareholders, at any time prior to final distribution of cash to shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

If the Plan is not adopted, the Company presently intends to re-propose a plan of liquidation.

GENERAL FEDERAL INCOME TAX CONSEQUENCES

The following is only a general summary of the federal income tax consequences of the Plan to shareholders who are United States citizens. The summary does not address the federal income tax consequences to shareholders that are corporations, companies, estates, tax-exempt organizations or non-U.S. citizens. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE PLAN.

Some shareholders may have received monthly dividends and others have had dividends reinvested. As a general rule, the liquidation distribution paid to each shareholder will be treated for federal income tax purposes as a payment in exchange for the shareholder's Shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such Shares; if the amount received is less than his or her basis, the shareholder will realize a loss. Such gain or loss will be a capital gain or capital loss if the shareholder's Shares are held as capital assets, but certain exemptions may apply.

Shareholders who realize a capital loss on the distribution may be able to use that capital loss to offset other taxable capital gains, plus for noncorporate shareholders, up to $3,000 of ordinary income. Capital losses of noncorporate shareholders that exceed this limit may be carried forward indefinitely. Shareholders should consult with their individual tax advisers to determine if they will have a loss on the liquidation of the Fund and whether they are eligible for such tax treatment. Any loss recognized on Shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such Shares.

Further information concerning the sources of the funds distributed to shareholders will be forwarded with the liquidating distribution.

Under the Internal Revenue Code, some shareholders may be subject to a 28% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns. If you feel you may be subject to backup withholding, please call the Fund at 800-338-9477.

There may be additional tax consequences for shareholders holding Shares of the Fund in IRAs who do not elect to transfer their shares to another qualified custodian. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59-1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular federal income tax. However, beneficiaries who receive a distribution from their IRAs or Keogh Plans on account of the liquidation of the Fund may be able to avoid the above-described taxes and characterize the receipt of the liquidating distribution as a tax-free distribution if, within 60 days of receipt of the liquidating distribution, it is "rolled over" into another IRA or an otherwise qualifying retirement plan. If the shareholder holds Shares in an IRA, the shareholder may only make a rollover to another IRA if the shareholder has not made a tax-free rollover from his IRA during the one-year period preceding the receipt of the liquidating distribution. Tax results will vary depending upon the status of each beneficiary, and therefore each beneficiary who receives a distribution from his IRA or Keogh Plan on account of the liquidation of the Fund must consult with his own tax adviser regarding his personal tax results in this matter.

Trustees of IRAs and Keogh Plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." This 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA (i.e., an asset transfer). In addition, an asset transfer is not subject to the one-year limitation on rollovers. Shareholders should consult with their tax advisers regarding the 20% withholding requirement and asset transfers.

REQUIRED VOTE

Under the Investment Company Act of 1940 ("1940 Act"), a majority of the outstanding Shares of the Fund is defined as 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ADOPTION OF THE PLAN.

MANNER OF VOTING PROXIES

In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposal 1 in favor of an adjournment and will vote those proxies required to be voted "AGAINST" Proposal 1 against the adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 50% of the aggregate number of shares of the Fund entitled to vote at the Meeting.

Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and abstentions will have the same effect as Shares voted against Proposal 1. The Shares of lost shareholders will be treated as abstentions and therefore votes against Proposal 1. Shares associated with broker "non-votes" and lost shareholders will not be counted toward a quorum.

Shareholders may revoke a submitted Proxy by forwarding a revised completed and signed Proxy or in person by appearing at the Special Meeting of Shareholders. Proceeds instructions may be revoked by forwarding a revised completed and signed Proceeds Instruction Card. New forms may be obtained by contacting the Fund at the address or telephone number shown on the cover of this Statement of Proxy.

The expense of the preparation, printing and mailing of the enclosed form of proxy, Notice and Proxy Statement and other expenses relating to the Meeting (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Advisor, Omnivest Research Corporation. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail or telephone by employees of the Company at no expense to Shareholders of the Fund.

INVESTMENT ADVISER AND DISTRIBUTOR

Omnivest Research Corporation, 201 Center Road, Suite Two, Venice, Florida 34285 serves at the Company's Investment Advisor. C/Funds Group, Inc., 201 Center Road, Suite Two, Venice, Florida 34285, serves as the Fund's Distributor and Administrator.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of March 7, 2008, one Shareholder of the Fund was a beneficial owner of more than 5% of the Fund's outstanding voting securities ("Principal Holder"). As of March 7, 2008, two members of the Board or officers of the Company owned Shares of the Fund. Following are the Principal Holder and Director/Officer holders of C/Fund shares:

Principal Holder Name and Address	Shares Owned	Percent of Fund
Connie A. Rawley, 3883 Harvard Dr., Willoughby, OH 44094	9,826	5.7%

Director/Officer Holders Name and Address	Shares Owned	Percent of Fund
D. Bruce Chittock, 16925 Cats Den Rd., Chagrin Falls, OH 44028	1,756	1.0%
Deborah C. Pecheux, 1911 Oakhurst Pkwy., Sugar Land, TX 77479	1,594	0.9%

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other business at the Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

March 27, 2008

C/FUNDS GROUP, INC.

EXHIBIT A

PLAN OF COMPLETE LIQUIDATION

C/FUNDS GROUP, INC. (the "Company"), a Florida Corporation, on behalf of C/Fund (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Complete Liquidation (the "Plan").

  The Plan shall be approved by a majority of the Company's Board of Directors (the "Board") and the Board shall direct that the Plan be submitted to Shareholders of the Fund.

  The Plan shall be submitted to the Shareholders of the Fund at a meeting called for the purpose of considering the approval of the Plan. Approval requires the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940. Upon such approval, the Plan shall be deemed to have been adopted.

  Upon adoption of the Plan, the Fund will not engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets and distributing the Fund's assets to shareholders in accordance with the provisions of the Plan, provided, however, that the Fund may continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders, distribution and assets, until final distribution to shareholders. The Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan, by sale or the holding to maturity of its investments as the Company's officers and the Fund's Investment Adviser shall determine to be advisable, and to pay all costs of liquidation of Fund assets, and all outstanding obligations, taxes, and other accrued or contingent liabilities. At this time, the Fund knows of no outstanding obligations, taxes or liabilities affecting its assets or share price. Should any be discovered, they will be borne by the Fund's Advisor, Omnivest Research Corporation. The Adviser will also bear any and all expenses of the Solicitation of Proxy, Special Meeting of Shareholders to vote on the Plan, and any other Shareholder communication conducted regarding that Proxy or Meeting. No payment of a Fund obligation or expense of proxy borne by the Advisor will be charged directly or indirectly to the Fund.

  The Company's officers shall arrange for the distribution of the Fund's net assets to the shareholders of the Fund on a pro rata basis. Such distribution shall be delivered to each shareholder, or as may otherwise be directed by each of the shareholders, as soon as practicable thereafter.

  The officers of the Company on behalf of the Fund shall be, and hereby are, authorized by the approval of the Plan by the Board and Shareholders, to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as set forth herein. The officers of the Company on behalf of the Fund shall file IRS Form 966 with the appropriate office of the Internal Revenue Service no later than 30 days after the Plan is approved by the shareholders of the Fund.

  The Board may terminate the Plan and abandon the liquidation of the Fund, notwithstanding adoption by Shareholders, at any time prior to the final distribution of cash to Shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

C/FUND
PROXY

SPECIAL MEETING OF SHAREHOLDERS
April 21, 2008

The undersigned hereby appoints Catherine Little and Daniel B. Williams and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the C/Fund ("Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. Eastern Daylight Time, on April 21, 2008, at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34285, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund Shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

______________________________________________________	_______________________________________________________________
Signature(s) of Shareholder(s)	Signature(s) of Shareholder(s)

______________________________________________________	_______________________________________________________________
Date	Date

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE PLAN OF COMPLETE LIQUIDATION.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE PLAN OF COMPLETE LIQUIDATION.

	For	Against	Abstain
Adoption of Plan of Complete Liquidation	[ ]	[ ]	[ ]

Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

To revoke a submitted Proxy, forward a revised completed and signed Proxy or appear in person at the Special Meeting of Shareholders.
Contact the Fund at the address or number shown on the cover of the Statement of Proxy for a new form.

PLEASE VOTE, SIGN AND DATE THIS PROXY
AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

C/FUNDS GROUP, INC.
C/FUND
201 Center Road, Suite Two, Venice, Florida 34285

PROCEEDS INSTRUCTION CARD

In the event that the Plan of Complete Liquidation of the C/Fund (the "Fund") is approved by the Shareholders ("Shareholders") of the Fund and implemented by the Board of Directors of C/Funds Group, Inc. as is described more fully in the accompanying Proxy Statement, your pro rata share of the cash proceeds resulting from the liquidation of the Fund (the "Proceeds") will be disbursed directly to you by check or to the Institution or Fund you specify below. Please indicate how you would like to receive your proceeds by checking the appropriate box and supplying any information requested in your choice.

BY COMPLETING THIS CARD, YOUR REDEMPTION WILL BE PROCESSED ONLY UPON THE LIQUIDATION OF THE FUND. TO IMPLEMENT REDEMPTION PRIOR TO THE LIQUIDATION YOU MAY CALL A C/FUNDS REPRESENTATIVE AT 1-800-338-3477 FOR INFORMATION. SEE THE FUND'S PROSPECTUS FOR THE FEDERAL INCOME TAX CONSEQUENCES RELATED TO SUCH AN EXCHANGE OR REDEMPTION.

1.	[___]	Receive liquidation proceeds by check.
  To receive non-IRA proceeds, simply make this selection.
  To receive IRA proceeds (Traditional or Roth), also complete Form W-4P (enclosed) and return the bottom portion of Page 1 to C/Funds Group, Inc. providing your withholding instructions, as this option is considered a distribution to you.

2.	[___]	Invest liquidation proceeds in shares of another Institution or Fund.
To invest non-IRA proceeds, also complete the following information:
		Institution Name:	______________________________________________________________
		Institution Account Name:	______________________________________________________________
		Institution Account Number:	______________________________________________________________
		Institution Address:	______________________________________________________________
______________________________________________________________
  To invest IRA proceeds (Traditional or Roth) into an existing Traditional or Roth IRA account, also contact the Institution or Fund and request that they forward written instructions to C/Funds Group, Inc. to transfer the proceeds to them. Upon receipt of these instructions, C/Funds Group, Inc. will forward a check payable to the new custodian.

______________________________________________________ Signature(s) of Shareholder(s)	_______________________________________________________________ Signature(s) of Shareholder(s)
______________________________________________________ Date	_______________________________________________________________ Date

Account Type/Number:	ACCT
Number of Shares:	SHARES
Account Owner:	FIRST LAST COFIRST COLAST
Account Description:	LEGAL1 LEGAL2
Address:	ADDR1 ADDR2 CITY, STATE ZIP

To revoke a submitted Proceeds Instruction Card, forward a revised completed and signed Card.
Contact the Fund at the address or number shown on the cover of the Statement of Proxy for a new form.

PLEASE COMPLETE THIS PROCEEDS INSTRUCTION CARD
AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE
ALONG WITH YOUR SIGNED AND DATED PROXY.

C/GROWTH STOCK FUND

Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux R. Scott Thompson James R. Woods R. G. "Kelly" Caldwell, Jr., President

March 27, 2008

Dear C/Growth Stock Fund Investor:

A short while ago, the Fund's Board of Directors approved a plan to liquidate the C/Growth Stock Fund ("Fund"), primarily because the Fund is of such a small size that it cannot operate efficiently. Enclosed you'll find the proxy materials needed to vote on this proposed liquidation, as well as more detailed information on the plan and our reasons for the liquidation.

YOUR VOTE IS VITAL IN THIS PROCESS, SO PLEASE BE SURE TO COMPLETE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

If you have any questions regarding the proxy, please contact a C/Funds representative at 1-800-338-9477. If we don't receive your vote, a C/Funds Group, Inc. representative may be contacting you by phone.

Please note that you do not have to wait for completion of the Fund's liquidation (scheduled for April 28, 2008) to redeem your shares. You can make your request at any time by simply calling a C/Funds representative at 1-800-338-9477.

We apologize for any inconvenience this may cause you, but we truly believe that in making this decision, we are acting with your best interests in mind.

BECAUSE YOU WERE A SHAREHOLDER AS OF THE MARCH 7, 2008 DATE OF RECORD, WE NEED TO RECEIVE YOUR VOTE:

  WHETHER OR NOT YOU REQUEST A REDEMPTION BEFORE LIQUIDATION,
  AND EVEN IF YOU HAVE ALREADY REDEEMED YOUR SHARES WHEN YOU RECEIVE THIS STATEMENT OF PROXY.

Sincerely,

/s/ Marcia DeVries

Marcia DeVries
Secretary

C/GROWTH STOCK FUND
201 Center Road, Suite Two
Venice, Florida 34285

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 2008

A Special Meeting of Shareholders of the C/GROWTH STOCK FUND (the "FUND") of C/FUNDS GROUP, INC. (the "COMPANY") will be held at the offices of the Fund's custodian, Caldwell Trust Company at 201 Center Road, Suite Two, Venice, Florida on April 21st, 2008 at 9:00 a.m. Eastern Standard Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

  To adopt a Plan of Complete Liquidation (the "Plan") providing for the liquidation of the Fund's assets and the distribution of all of the proceeds of such liquidation, which will be in cash, less an amount to be provided for debts and liabilities of the Fund, to the Shareholders of the Fund; and

  To transact such other business as may properly come before the Meeting.

Shareholders of record of the Fund at the close of business on March 7, 2008 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Fund, with the exception of fractional shares, is entitled to one vote.

By direction of the Board of Directors,

Marcia DeVries
Secretary

Venice, Florida

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.

PROXY STATEMENT

C/GROWTH STOCK FUND
201 Center Road, Suite Two
Venice, Florida 34285

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 2008

This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34285, on April 21, 2008, at 9:00 a.m. Eastern Standard Time, or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about March 27, 2008. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the President of the Company at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

Holders of record of the shares of beneficial interest of the Fund at the close of business on March 7, 2008 (the "Record Date") will be entitled to vote on each proposal presented at the Meeting. On the Record Date, there were 154,743 shares ("Shares") of the Fund outstanding. Each Share of the Fund, excepting fractional shares, is entitled to one vote.

A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SECURITY HOLDERS IS ENCLOSED.

PROPOSAL 1

TO ADOPT A PLAN OF COMPLETE LIQUIDATION ("PLAN") PROVIDING FOR THE LIQUIDATION OF THE FUND'S ASSETS, THE SATISFACTION OF ALL THE FUND'S OUTSTANDING OBLIGATIONS, AND DISTRIBUTION OF THE PROCEEDS OF SUCH LIQUIDATION

THE PROPOSED PLAN OF COMPLETE LIQUIDATION

By unanimous vote of the Board of Directors of the Company in a meeting held March 7, 2008, the Board approved a recommendation to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to such Plan.

The Fund is a series of the Company, which is organized as a corporation under Florida law. If the Plan is adopted by the Fund's shareholders, the Board and officers will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Florida law. Such action will include, among other things, distribution to the shareholders of the Fund's assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Fund's Advisor, Omnivest Research Corporation.

BACKGROUND OF AND REASON FOR THE PLAN

The Company and the Board of Directors believe that with net assets of approximately $1,744,441 at March 7, 2008, the Fund is too small to obtain efficiencies in investment operations. For this reason, it is believed that the Fund likely will not experience further material growth in assets in the foreseeable future.

Therefore, the Company has concluded that the Fund will not ultimately produce the benefits for Shareholders of a viable and competitive mutual fund. On March 7, 2008, after considering all the factors including those discussed above, the Board approved the Plan for submission to shareholders for adoption and directed the Company to cease offering Fund shares. Accordingly, the Company recommends that the Fund be liquidated.

As a part of the liquidation process, or prior to it, Shareholders of the Fund will be permitted to redeem their Fund Shares.

DESCRIPTION OF THE PLAN

The Plan will require the Fund to cease all business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets, and distributing the proceeds derived from the sale of the Fund's assets to shareholders in accordance with the provisions of the Plan. Nevertheless, the Plan permits the Fund to continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until the final distribution to shareholders is made.

The Plan directs the Fund to cause the liquidation of its assets to cash through the sale of its investments as soon as practicable, depending on market conditions and consistent with the terms of the Plan, and to pay all costs of liquidation of Fund assets, and all outstanding obligations, taxes, and other accrued or contingent liabilities. At this time, the Fund knows of no outstanding obligations, taxes or liabilities affecting its assets or share price. Should any be discovered, they will be borne by the Fund's Advisor, Omnivest Research Corporation. The Adviser will also bear any and all expenses of the Solicitation of Proxy, Special Meeting of Shareholders to vote on the Plan, and any other Shareholder communication conducted regarding that Proxy or Meeting. No payment of a Fund obligation or expense of proxy borne by the Advisor will be charged directly or indirectly to the Fund.

The Plan further requires the officers of the Company on behalf of the Fund to arrange for the distribution of the cash proceeds derived from the sale of the Fund's net assets to the shareholders on a pro rata basis. Such distribution shall be made to each shareholder by check prior to, or at the time of, the liquidation. If adopted by shareholders at the Special Meeting of Shareholders, the liquidation and distribution are expected to occur on or about April 28, 2008.

To receive redemptions as a part of the liquidation, Shareholders should complete and return the attached proceeds instruction card along with their completed proxy. Such redemptions will be processed only upon the liquidation of the Fund.

To receive redemptions prior to the liquidation, Shareholders should return the attached proxy but should not return the attached proceeds instruction card. Instead, they should call 1-800-383-9477 for information (or follow the instructions in the Fund's prospectus for redemptions by mail).

The officers of the Company on behalf of the Fund are authorized to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, and to execute, acknowledge and deliver any and all documents necessary to liquidate the net assets of the Fund and to otherwise carry out the Plan. The Board may terminate the Plan and abandon the liquidation, notwithstanding adoption by shareholders, at any time prior to final distribution of cash to shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

If the Plan is not adopted, the Company presently intends to re-propose a plan of liquidation.

GENERAL FEDERAL INCOME TAX CONSEQUENCES

The following is only a general summary of the federal income tax consequences of the Plan to shareholders who are United States citizens. The summary does not address the federal income tax consequences to shareholders that are corporations, companies, estates, tax-exempt organizations or non-U.S. citizens. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE PLAN.

Some shareholders may have received monthly dividends and others have had dividends reinvested. As a general rule, the liquidation distribution paid to each shareholder will be treated for federal income tax purposes as a payment in exchange for the shareholder's Shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such Shares; if the amount received is less than his or her basis, the shareholder will realize a loss. Such gain or loss will be a capital gain or capital loss if the shareholder's Shares are held as capital assets, but certain exemptions may apply.

Shareholders who realize a capital loss on the distribution may be able to use that capital loss to offset other taxable capital gains, plus for noncorporate shareholders, up to $3,000 of ordinary income. Capital losses of noncorporate shareholders that exceed this limit may be carried forward indefinitely. Shareholders should consult with their individual tax advisers to determine if they will have a loss on the liquidation of the Fund and whether they are eligible for such tax treatment. Any loss recognized on Shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such Shares.

Further information concerning the sources of the funds distributed to shareholders will be forwarded with the liquidating distribution.

Under the Internal Revenue Code, some shareholders may be subject to a 28% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns. If you feel you may be subject to backup withholding, please call the Fund at 800-338-9477.

There may be additional tax consequences for shareholders holding Shares of the Fund in IRAs who do not elect to transfer their shares to another qualified custodian. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59-1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular federal income tax. However, beneficiaries who receive a distribution from their IRAs or Keogh Plans on account of the liquidation of the Fund may be able to avoid the above-described taxes and characterize the receipt of the liquidating distribution as a tax-free distribution if, within 60 days of receipt of the liquidating distribution, it is "rolled over" into another IRA or an otherwise qualifying retirement plan. If the shareholder holds Shares in an IRA, the shareholder may only make a rollover to another IRA if the shareholder has not made a tax-free rollover from his IRA during the one-year period preceding the receipt of the liquidating distribution. Tax results will vary depending upon the status of each beneficiary, and therefore each beneficiary who receives a distribution from his IRA or Keogh Plan on account of the liquidation of the Fund must consult with his own tax adviser regarding his personal tax results in this matter.

Trustees of IRAs and Keogh Plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." This 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA (i.e., an asset transfer). In addition, an asset transfer is not subject to the one-year limitation on rollovers. Shareholders should consult with their tax advisers regarding the 20% withholding requirement and asset transfers.

REQUIRED VOTE

Under the Investment Company Act of 1940 ("1940 Act"), a majority of the outstanding Shares of the Fund is defined as 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR ADOPTION OF THE PLAN.

MANNER OF VOTING PROXIES

In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposal 1 in favor of an adjournment and will vote those proxies required to be voted "AGAINST" Proposal 1 against the adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 50% of the aggregate number of shares of the Fund entitled to vote at the Meeting.

Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and abstentions will have the same effect as Shares voted against Proposal 1. The Shares of lost shareholders will be treated as abstentions and therefore votes against Proposal 1. Shares associated with broker "non-votes" and lost shareholders will not be counted toward a quorum.

Shareholders may revoke a submitted Proxy by forwarding a revised completed and signed Proxy or in person by appearing at the Special Meeting of Shareholders. Proceeds instructions may be revoked by forwarding a revised completed and signed Proceeds Instruction Card. New forms may be obtained by contacting the Fund at the address or telephone number shown on the cover of this Statement of Proxy.

The expense of the preparation, printing and mailing of the enclosed form of proxy, Notice and Proxy Statement and other expenses relating to the Meeting (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Advisor, Omnivest Research Corporation. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail or telephone by employees of the Company at no expense to Shareholders of the Fund.

INVESTMENT ADVISER AND DISTRIBUTOR

Omnivest Research Corporation, 201 Center Road, Suite Two, Venice, Florida 34285 serves at the Company's Investment Advisor. C/Funds Group, Inc., 201 Center Road, Suite Two, Venice, Florida 34285, serves as the Fund's Distributor and Administrator.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of March 7, 2008, two Shareholders of the Fund were beneficial owners of more than 5% of the Fund's outstanding voting securities ("Principal Holder"). As of March 7, 2008, five members of the Board or officers of the Company owned Shares of the Fund. Following are the Principal Holder and Director/Officer holders of C/Growth Stock Fund shares:

Principal Holder Name and Address	Shares Owned	Percent of Fund
Linda A. Bayard, 5264 Kent Rd., Venice, FL 34293	11,191	7.2%
Kevin Patrick Munnings, 8995 Spring Mountain Way, Ft. Myers, FL 33908	8,658	5.6%

Director/Officer Holders Name and Address	Shares Owned	Percent of Fund
D. Bruce Chittock, 16925 Cats Den Rd., Chagrin Falls, OH 44028	6,034	3.9%
Deborah C. Pecheux, 1911 Oakhurst Pkwy., Sugar Land, TX 77479	1,391	0.9%
R. Scott Thompson, 525 Bayview Parkway, Nokomis, FL 34275	911	0.6%
James R. Woods, 609 Madrid Ave., Venice, FL 34285	770	0.5%
RG "Kelly" Caldwell, Jr., 3320 Hardee Dr., Venice, FL 34293	358	0.2%

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other business at the Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

March 27, 2008

C/FUNDS GROUP, INC.

EXHIBIT A

PLAN OF COMPLETE LIQUIDATION

C/FUNDS GROUP, INC. (the "Company"), a Florida Corporation, on behalf of C/Growth Stock Fund (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Complete Liquidation (the "Plan").

  The Plan shall be approved by a majority of the Company's Board of Directors (the "Board") and the Board shall direct that the Plan be submitted to Shareholders of the Fund.

  The Plan shall be submitted to the Shareholders of the Fund at a meeting called for the purpose of considering the approval of the Plan. Approval requires the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940. Upon such approval, the Plan shall be deemed to have been adopted.

  Upon adoption of the Plan, the Fund will not engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets and distributing the Fund's assets to shareholders in accordance with the provisions of the Plan, provided, however, that the Fund may continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders, distribution and assets, until final distribution to shareholders. The Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan, by sale or the holding to maturity of its investments as the Company's officers and the Fund's Investment Adviser shall determine to be advisable, and to pay all costs of liquidation of Fund assets, and all outstanding obligations, taxes, and other accrued or contingent liabilities. At this time, the Fund knows of no outstanding obligations, taxes or liabilities affecting its assets or share price. Should any be discovered, they will be borne by the Fund's Advisor, Omnivest Research Corporation. The Adviser will also bear any and all expenses of the Solicitation of Proxy, Special Meeting of Shareholders to vote on the Plan, and any other Shareholder communication conducted regarding that Proxy or Meeting. No payment of a Fund obligation or expense of proxy borne by the Advisor will be charged directly or indirectly to the Fund.

  The Company's officers shall arrange for the distribution of the Fund's net assets to the shareholders of the Fund on a pro rata basis. Such distribution shall be delivered to each shareholder, or as may otherwise be directed by each of the shareholders, as soon as practicable thereafter.

  The officers of the Company on behalf of the Fund shall be, and hereby are, authorized by the approval of the Plan by the Board and Shareholders, to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as set forth herein. The officers of the Company on behalf of the Fund shall file IRS Form 966 with the appropriate office of the Internal Revenue Service no later than 30 days after the Plan is approved by the shareholders of the Fund.

  The Board may terminate the Plan and abandon the liquidation of the Fund, notwithstanding adoption by Shareholders, at any time prior to the final distribution of cash to Shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

C/GROWTH STOCK FUND
PROXY

SPECIAL MEETING OF SHAREHOLDERS
April 21, 2008

The undersigned hereby appoints Catherine Little and Daniel B. Williams and each of them, his or her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the C/Growth Stock Fund ("Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. Eastern Daylight Time, on April 21, 2008, at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34285, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund Shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

______________________________________________________	_______________________________________________________________
Signature(s) of Shareholder(s)	Signature(s) of Shareholder(s)

______________________________________________________	_______________________________________________________________
Date	Date

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE PLAN OF COMPLETE LIQUIDATION.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE PLAN OF COMPLETE LIQUIDATION.

	For	Against	Abstain
Adoption of Plan of Complete Liquidation	[ ]	[ ]	[ ]

Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

To revoke a submitted Proxy, forward a revised completed and signed Proxy or appear in person at the Special Meeting of Shareholders.
Contact the Fund at the address or number shown on the cover of the Statement of Proxy for a new form.

PLEASE VOTE, SIGN AND DATE THIS PROXY
AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

C/FUNDS GROUP, INC.
C/GROWTH STOCK FUND
201 Center Road, Suite Two, Venice, Florida 34285

PROCEEDS INSTRUCTION CARD

In the event that the Plan of Complete Liquidation of the C/Growth Stock Fund (the "Fund") is approved by the Shareholders ("Shareholders") of the Fund and implemented by the Board of Directors of C/Funds Group, Inc. as is described more fully in the accompanying Proxy Statement, your pro rata share of the cash proceeds resulting from the liquidation of the Fund (the "Proceeds") will be disbursed directly to you by check or to the Institution or Fund you specify below. Please indicate how you would like to receive your proceeds by checking the appropriate box and supplying any information requested in your choice.

BY COMPLETING THIS CARD, YOUR REDEMPTION WILL BE PROCESSED ONLY UPON THE LIQUIDATION OF THE FUND. TO IMPLEMENT REDEMPTION PRIOR TO THE LIQUIDATION YOU MAY CALL A C/FUNDS REPRESENTATIVE AT 1-800-338-3477 FOR INFORMATION. SEE THE FUND'S PROSPECTUS FOR THE FEDERAL INCOME TAX CONSEQUENCES RELATED TO SUCH AN EXCHANGE OR REDEMPTION.

1.	[___]	Receive liquidation proceeds by check.
  To receive non-IRA proceeds, simply make this selection.
  To receive IRA proceeds (Traditional or Roth), also complete Form W-4P (enclosed) and return the bottom portion of Page 1 to C/Funds Group, Inc. providing your withholding instructions, as this option is considered a distribution to you.

2.	[___]	Invest liquidation proceeds in shares of another Institution or Fund.
To invest non-IRA proceeds, also complete the following information:
		Institution Name:	______________________________________________________________
		Institution Account Name:	______________________________________________________________
		Institution Account Number:	______________________________________________________________
		Institution Address:	______________________________________________________________
______________________________________________________________
  To invest IRA proceeds (Traditional or Roth) into an existing Traditional or Roth IRA account, also contact the Institution or Fund and request that they forward written instructions to C/Funds Group, Inc. to transfer the proceeds to them. Upon receipt of these instructions, C/Funds Group, Inc. will forward a check payable to the new custodian.

______________________________________________________ Signature(s) of Shareholder(s)	_______________________________________________________________ Signature(s) of Shareholder(s)
______________________________________________________ Date	_______________________________________________________________ Date

Account Type/Number:	ACCT
Number of Shares:	SHARES
Account Owner:	FIRST LAST COFIRST COLAST
Account Description:	LEGAL1 LEGAL2
Address:	ADDR1 ADDR2 CITY, STATE ZIP

To revoke a submitted Proceeds Instruction Card, forward a revised completed and signed Card.
Contact the Fund at the address or number shown on the cover of the Statement of Proxy for a new form.

PLEASE COMPLETE THIS PROCEEDS INSTRUCTION CARD
AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE
ALONG WITH YOUR SIGNED AND DATED PROXY.